Barclays
2nd Annual Industrial Select Conference

John E. McGlade, Chairman, President and CEO
February 17, 2010

Barclays 2nd Annual industrial Select Conference

ADDITIONAL INFORMATION
• On February 11, 2010, Air Products Distribution, Inc., a wholly owned subsidiary of Air Products and
 Chemicals, Inc. ("Air Products"), commenced a cash tender offer for all the outstanding shares of common stock of Airgas, Inc. ("Airgas") not already owned by Air Products, subject to the terms and conditions set forth in the Offer to Purchase dated as of February 11, 2010 (the "Offer to Purchase"). The purchase price to be paid upon the successful closing of the cash tender offer is $60.00 per share in cash, without interest and less any required withholding tax, subject to the terms and conditions set forth in the Offer to
 Purchase, as amended. The offer is scheduled to expire at midnight, New York City time, on Friday, April 9,
 2010, unless further extended in the manner set forth in the Offer to Purchase.
• This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to
 Purchase, a related letter of transmittal and other offer materials) filed by Air Products with the U.S.
 Securities and Exchange Commission) on February 11, 2010. INVESTORS AND SECURITY HOLDERS OF AIRGAS
 ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY
 BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and
 security holders can obtain free copies of these documents and other documents filed with the SEC by Air
 Products through the web site maintained by the SEC at http://www.sec.gov. The Offer to Purchase and related materials may also be obtained for free by contacting the Information Agent for the tender offer,
 MacKenzie Partners, Inc., at 212-929-5500 or toll-free at 800-322-2885.
• In connection with the proposed transaction, Air Products may file a proxy statement with the SEC. Any definitive proxy statement will be mailed to stockholders of Airgas. INVESTORS AND SECURITY HOLDERS OF
 AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR
 ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT
 THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Air Products through the web site maintained by the SEC at http://www.sec.gov.

Barclays 2nd Annual industrial Select Conference
CERTAIN INFORMATION REGARDING PARTICIPANTS
• [Air Products] and certain of its respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the
 SEC. Security holders may obtain information regarding the names, affiliations and interests of [Air Products]’s directors and executive officers in [Air Products]’s
 Annual Report on Form 10-K for the year ended September 30, 2009, which was filed with the SEC on November 25, 2009, and its proxy statement for the 2010
 Annual Meeting, which was filed with the SEC on December 10, 2009. These documents can be obtained free of charge from the sources indicated above.
 Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Barclays 2nd Annual industrial Select Conference
Forward-Looking Statements
• All statements included or incorporated by reference in this communication other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates”, “expects”, “intends”, “plans”, “predicts”, “believes”, “seeks”,
 “estimates”, “may”, “will”, “should”, “would”, “could”, “potential”, “continue”,
 “ongoing”, similar expressions, and variations or negatives of these words.
• These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition include the possibility that [Air Products] will not pursue a transaction with [Airgas] and the risk factors discussed in our Annual Report on Form 10-K, subsequent Quarterly
 Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.
 The forward-looking statements in this release speak only as of the date of this filing.
 We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Offer to Acquire Airgas

Barclays 2nd Annual industrial Select Conference
Airgas transaction highlights
Consideration	All-cash offer for all Airgas shares at $60.00 per share
Premium	Premium of 38% to Airgas’ closing price on 2/04/10 of $43.53
Accretion	Expected to be substantially accretive to Air Products cash EPS in year one
Synergies	Substantial cost synergies yielding $250 million run-rate by the end of year two
Financing
•Air Products has secured committed financing, is committed
 to remaining investment grade and to returning to an A
 rating
•Transaction costs expected to be approximately $200MM,
 expensed as incurred.
•Q2 ~$0.08 per share impact
•Q3 ~$0.10 per share impact

Regulatory Approval	Air Products has thoroughly considered potential regulatory issues and is prepared to make appropriate divestitures

Barclays 2nd Annual industrial Select Conference
Compelling strategic and industrial logic
Creates one of the world’s leading integrated industrial gas companies
• Largest industrial gas company in North America
• Diversified across geographies and distribution channels with competitive positions in all three supply modes: Packaged Gases, Liquid Bulk, Tonnage
Combination of highly complementary skills and strengths enables us to better serve the needs of customers
• Air Products’ leadership in tonnage, strong European and joint venture packaged gas positions
• Airgas’ leadership in U.S. packaged gases
• Air Products’ Engineering and Technology Skills
Timing is excellent
• Provides Air Products a highly efficient re-entry into U.S. packaged gas market
• Air Products’ global infrastructure enables more rapid Airgas international expansion
Significant synergies available
• Substantial cost savings
• Growth opportunities as economy recovers
• Leverages Air Products’ supply chain and SAP capabilities

Industries Served

2%
2%
2%
3%
4%
7%
25%
6%
9%
27%
13%
Industrial mfg.
Repair & Maintenance
Energy & Infrastructure Construction
Medical
Food & Beverage
Petrochemical
Retail & wholesale
Analytical & Life Sciences
Utlities
Transportation
Other

Barclays 2nd Annual industrial Select Conference
Airgas at a glance

Broad Coverage - 1,500 Sales Representatives
Source: Based on Airgas public disclosures
Revenue (FY2009)	$4.3B
Total CAGR (over last 5 years)	19%
Same Store Sales Growth	7%

Barclays 2nd Annual industrial Select Conference
A world leading integrated industrial gas company

Source: Based on Airgas public disclosures
Packaged
Gas
90%
Liquid/Bulk
10%
Pro-forma
Air Products
Pro-forma
Air Products
Airgas
Revenues
Airgas
Revenues
Air Products
Revenues
Air Products
Revenues
Liquid/Bulk
17%
Onsite
25%
Equipment
& Services
10%
Onsite/Pipeline
37%
Liquid/Bulk
24%
Equipment &
Services
14%
Packaged
Gas
11%
• One of the largest industrial gas companies in the world
• Largest industrial gas company in North America
• World-class competencies across all modes of supply
+
=
Specialty
Materials
14%
Spec
Mat’ls
9%
Packaged
Gas
39%

Barclays 2nd Annual industrial Select Conference
Synergies
Supply Chain
• Consolidate filling locations
• Consolidate specialty gas plant locations
• Move from local delivery to hub and spoke
• Combine purchasing requirements
• Utilize Shared Services for Packaged Gas operations and
 Project Management
Overheads
• Use Shared Services for back office operations - Finance, HR,
 IT, Purchasing, Invoicing, Credit & Collections and Marketing
• Rationalize management
• Rationalize corporate infrastructure
SAP enables these synergies

Barclays 2nd Annual industrial Select Conference
Growth acceleration
• New Offerings for US Packaged Gases
 – Integra ® cylinders
 – 300 BAR cylinders
• Further expand Air Products’ offerings into key industries
 – Fabrication  - Analytical
 – Construction  - Medical
 – Pharmaceuticals - Food and Beverage
• Utilize Air Products’ International Structure
Growth through new offerings, density and international expansion

Barclays 2nd Annual industrial Select Conference
North America remains a major growth area
GDP growth

Japan
Europe
North
America
Asia
(excl. Japan)
ROW
GDP growth by location 2009 2013 Growth % of World 09-'13 CAGR
World 49,115  55,903 6,788 100.0% 3.3%
Europe 16,616  17,907  1,291  19.0% 1.9%
Asia 12,733 15,472  2,739 40.4% 5.0%
Asia ex. Japan 8,259  10,679  2,420 35.7%  6.6%
Japan 4,474 4,793 319 4.7%  1.7%
North America 15,023 16,886 1,864  27.5%  3.0%
Rest of World 4,744 5,637  893 13.2% 4.4%
Source: Global Insights

$0.80
$0.60
$0.40
$0.20
$0.00
FY11
FY12
GAAP EPS
Cash EPS

26.0%
25.0%
24.0%
23.0%
22.0%
21.0%
LTM-12/31/09
FY12

Barclays 2nd Annual industrial Select Conference
Key measures

• Transaction accretive in the
 first year
• Solid shareholder value
• Excludes transaction and
 integration costs
• Synergies enable greater cash
 flow generation
• Combination provides for
 significant margin benefits
Accretion/Dilution
EBITDA Margin

Barclays 2nd Annual industrial Select Conference

Path forward . . .
Air Products
committed to
completing the
transaction
Litigation
• Commenced litigation in
 Delaware
Tender offer
• Offer commenced Feb 11
• Financing committed
Regulatory process
• Prepared to make
 appropriate divestitures
Proxy contest
• Proceed with proxy contest
 if needed

Barclays 2nd Annual industrial Select Conference
Air Products Financial Performance
	FY04	thru	FY08	H109	H209	Q110
Sales ( CAGR/ % chg vs PY )		14%		(16%)	(25%)	(1%)
Operating Margin *	12.8%	1.8%	14.6%	13.2%	15.5%	15.9%
EPS Cont Ops.*		21%		(24%)	(16%)	20%
ROCE (4 quarter trailing)*	9.6%	3.4%	13.0%
ROCE (instantaneous) *				10.0%	11.2%	11.7%
* non-GAAP, see appendix for reconciliation

Barclays 2nd Annual industrial Select Conference
We have Multiple Growth Opportunities
● Hydrogen for refining
● Oxygen for gasification
● LNG heat exchangers
Energy
Environment
Emerging Markets
● Oxyfuel
● Carbon capture
● Multiple Gas Applications
● Electronics across Asia
● Equity Affiliate positions
● Expanding Merchant
 positions in Asia

Barclays 2nd Annual industrial Select Conference
Merchant Business – At a glance
• 2009 revenue of $3.6B
• Global business plus 5 large JVs
• Achieved 18.3% operating margin
 in FY’09
• Goals:
 – 20% operating margin by FY’11
 – Sustained annual growth: 10%
Applications expertise drives growth

Barclays 2nd Annual industrial Select Conference
Cleanfire® HRi™
burner
Efficient oxygen
plant design
Merchant Business
Applications Driven Growth
A winning combination!

THE QUEEN'S AWARDS
FOR ENTERPRISE:
INNOVATION
2007
AIR PRODUCTS
PACKAGED GASES GROUP

Barclays 2nd Annual industrial Select Conference
Merchant Business
Winning New Customers with Industrial Gases
Integra® Cylinders

Barclays 2nd Annual industrial Select Conference
Tonnage Gases – At a glance
• 2009 revenue of
 $3.1B
• Leading supplier of
 refinery hydrogen
• Primary end markets
 – Refining
 – Chemicals
 – Steel
• Expect 10% H2 and
 O2 growth long term
Exciting growth opportunities in all major regions of the world

Barclays 2nd Annual industrial Select Conference
Tonnage Gases
Hydrogen Fueling Growth for the Future
• Transport fuels growth
• Heavier, sour crude slate
• Clean fuels legislation
• Outsourcing trend
Conversion
45%
Crude
25%
Clean
Fuels
15%
Outsourcing
15%

Barclays 2nd Annual industrial Select Conference
Tonnage Gases
Leading Global Hydrogen Positions
Southern
California
Edmonton,
Canada
Sarnia, Canada
Texas
Louisiana
Rotterdam

Barclays 2nd Annual industrial Select Conference
• Steel
 – Asian infrastructure growth
 – Mill modernization
• Gasification
 – Power
 – Feedstock independence
 – Low BTU hydrocarbons
• Cleaner coal
 – Power
 – CO2 capture
200,000-300,000 tons-per-day new oxygen capacity by 2018
100+ new plants

Barclays 2nd Annual industrial Select Conference
Projected 2010
• Marathon Garyville
• XOM Baton Rouge
• Total Port Arthur
• XOM Baytown
• MarkWest Texas
Projected 2011-2012
• XOM Rotterdam
• Shell Rotterdam
• Marathon Detroit
• Monsanto Louisiana
Continuous
improvement
Operating
bonuses
Base take
or pay
Franchise
positions
Additional
products
Superior returns:
• Ann Joo Steel Malaysia
• US Steel Nanticoke, Ont.
• Shadeed Steel Oman
• Sphinx Glass Egypt
• Isle of Grain LNG UK
• Emirates Glass Abu Dhabi
• Weihe Energy Gasifier
• Xingtai Steel
• PetroChina ASU JV

Electronics and Performance Materials - At a glance

Barclays 2nd Annual industrial Select Conference
• 2009 revenue of $1.6B
• Significant opportunities
 – Semi industry recovery
 – Thin film PV
 – Eco-friendly solutions
 – Emerging markets
• Goal of 15% operating
 margins in FY’11
Focused on margin improvement

Barclays 2nd Annual industrial Select Conference
Electronics
Significant Opportunity in Thin-Film PV
• Flat panel experience = differentiated advantage in thin
 film technologies
• Comprehensive offerings and turnkey solutions through
 SunSource™ Solutions portfolio
1 GW facility =
$100+MM in annual revenues
Equip/Services
Bulk
Dopants
Onsites
NF3
Silane

Barclays 2nd Annual industrial Select Conference
Equity Affiliates
Important Source of Growth
Mexico
Italy
India
South Africa
Thailand

Barclays 2nd Annual industrial Select Conference
FY’10 Full Year Outlook Update
● FY’10 overall… expecting a
 gradual and modest recovery
● WW manufacturing growth
 – Globally up 1% to 2%
 – US flat to up modestly
 – EU down 1%
 – Asia up 8% to 9%
● Silicon growth 20% to 25%
● Capex forecast unchanged
 – ~$1.3B to $1.5B
Comparison is non-GAAP, see appendix for reconciliation
FY’09 Adjusted Diluted EPS $4.06
 – Merchant loading
 – Tonnage new projects/loading
 – E&E similar to last year
 – E&PM loading, partially offset by
 restructuring cost & lower pricing
 – Productivity/restructuring benefits
 – Pension headwind
 – Tax rate about 25% to 26%
FY’10 EPS   $4.75-$4.95
                                  17% - 22% growth vs PY

- Continued margin and return improvement
- Airgas transaction yields substantial growth, cost savings, cash generation and EPS accretion

Barclays 2nd Annual industrial Select Conference
RESULTS
• Double-digit EPS growth
• ROCE 3-5% above cost of
 capital
The Air Products Opportunity
STABILITY
• Long term contracts,
 consistent and
 predictable cash flow
• Diversified across
 geographies and
 distribution channels
• Airgas opportunity
 creates competitive
 positions in all three
 supply modes,
 maintains strong
 balance sheet
GROWTH
• Solid backlog and
 strong growth
 opportunities across all
 geographies
• New growth
 opportunities in energy,
 environment and
 emerging markets
• Airgas provides a highly
 efficient re-entry into
 U.S. packaged gas
 market, broadening our
 growth opportunities
Well-positioned for long-term value creation

Thank you
www.airproducts.com

($ Millions, except per share data)

FY04 and FY08 - Total Co.	GAAP Measure FY04	GAAP Measure FY08	Non GAAP Ajusts. FY04 (1)	Non GAAP Ajusts. FY08 (2)	Non GAAP Measure FY04	Non GAAP Measure FY08	CAGR	BP Change
Sales	6,163.2	10,414.5			6,163.2	10,414.5	**14.0%**	
Operating Income	836.9	1,495.8	(49.0)	26.3	787.9	1,522.1		
Operating Margin	13.6%	14.4%			**12.8%**	**14.6%**		**180bp**
Diluted EPS - Continuing Ops	$2.51	$4.97	($0.13)	$0.08	$2.38	$5.05	**20.7%**	

(1) Proforma Stock Option Expense
(2) Q208 Pension Settlement

($ Millions, except per share data)

Q110 vs. Q109 - Total Co.	GAAP Measure Q110	GAAP Measure Q109	Non GAAP Adjustment Q109 (1)	Non GAAP Measure Q110	Non GAAP Measure Q109	% Change
Sales	2,173.5	2,195.3		2,173.5	2,195.3	**(1%)**
Operating Income	345.0	114.1	174.2	345.0	288.3	
Operating Margin	15.9%	5.2%		**15.9%**	13.1%	
Diluted EPS - Continuing Ops	$1.16	$0.42	$0.55	$1.16	$0.97	**20%**

(1) Global Cost Reduction Plan

Barclays 2nd Annual industrial Select Conference
Non GAAP Appendix - Year over Year Deltas

Non GAAP Appendix - Half Year Deltas

($ Millions, except per share data)

GAAP Measure	Q109	Q209	First Half FY09 6 months to date	Q309	Q409	Second Half FY09 6 months to date
Sales	2,195.3	1,955.4	4,150.7	1,976.2	2,129.3	4,105.5
Operating Income	114.1	260.4	374.5	143.8	328.0	471.8
Operating Margin	5.2%	13.3%	9.0%	7.3%	15.4%	11.5%
Non GAAP Op Income Adjustments						
Global Cost Reduction Plan	174.2		174.2	124.0		124.0
Pension Settlement				8.0		8.0
Customer Bankruptcy and Asset Actions				32.1		32.1
Non-GAAP Measure						
Operating Income	288.3	260.4	548.7	307.9	328.0	635.9
Operating Margin	13.1%	13.3%	**13.2%**	15.6%	15.4%	**15.5%**

Year over Year Deltas	Q108	Q208	First Half FY08 6 months to date	Q308	Q408	Second Half FY08 6 months to date
Sales	2,407.4	2,542.7	4,950.1	2,749.7	2,714.7	5,464.4
GAAP Measure - EPS	$1.18	$1.18	$2.36	$1.35	$1.26	$2.61
Pension Settlement		$0.08	$0.08			
Non GAAP Measure - EPS	$1.18	$1.26	$2.44	$1.35	$1.26	$2.61
	Q109	**Q209**	**First Half FY09 6 months to date**	**Q309**	**Q409**	**Second Half FY09 6 months to date**
Sales	2,195.3	1,955.4	4,150.7	1,976.2	2,129.3	4,105.5
GAAP Measure - EPS	$0.42	$0.89	$1.31	$0.54	$1.14	$1.68
Global Cost Reduction Plan	$0.55	$0.00	$0.55	$0.39		$0.39
Pension Settlement				$0.02		$0.02
Customer Bankruptcy and Asset Actions	$0.00	$0.00	$0.00	$0.10	$0.00	$0.10
Non GAAP Measure - EPS	$0.97	$0.89	$1.86	$1.05	$1.14	$2.19
Sales FY09 vs FY08			**-16%**			**-25%**
Non GAAP EPS FY09 vs. FY08			**-24%**			**-16%**

Barclays 2nd Annual industrial Select Conference

AIR PRODUCTS

$ Millions			FY04					FY08		
Quarter Ended	Q403	Q104	Q204	Q304	Q404	Q407	Q108	Q208	Q308	Q408
Numerator										
Operating Income Reported		181.7	200.2	231.3	223.7		380.4	348.6	393.7	373.1
Equity Affiliate Income		17.8	19.2	19.8	21.8		25.3	42.4	46.5	30.8
Earnings before tax as reported		199.5	219.4	251.1	245.5		405.7	391.0	440.2	403.9
Pension Settlement Charge		0.0	0.0	0.0	0.0		0.0	26.3	0.0	0.0
Proforma Stock Option Expense		(12.0)	(12.1)	(12.7)	(12.2)		0.0	0.0	0.0	0.0
Earnings before tax ex items		187.5	207.3	238.4	233.3		405.7	417.3	440.2	403.9
Effective tax rate as reported		26.3%	27.7%	27.6%	25.2%		26.9%	25.3%	25.0%	23.3%
Earnings after tax as reported		147.0	158.6	181.8	183.6		296.6	292.1	330.2	309.8
Effective tax rate ex items		25.4%	27.0%	27.0%	24.5%		26.9%	26.1%	25.0%	23.3%
Earnings after tax ex items		139.9	151.3	174.0	176.1		296.6	308.4	330.2	309.8
4 Qtr trailing AT earnings (numerator) - as reported					671.0					1,228.7
4 Qtr trailing AT Earnings (numerator) - ex items					641.3					1,245.0
Denominator										
Total Debt	2,510.7	2,547.4	2,624.4	2,428.8	2,384.5	3,667.8	3,972.5	4,383.9	4,027.3	3,966.8
Air Products Shareholders' Equity	3,782.5	3,982.5	4,141.0	4,245.6	4,420.0	5,495.6	5,603.0	5,524.3	5,568.7	5,030.7
Noncontrolling Interest	107.3	107.3	99.3	85.1	88.8	92.9	99.3	117.4	115.5	136.2
Total Capital	6,400.5	6,637.2	6,864.7	6,759.5	6,893.3	9,256.3	9,674.8	10,025.6	9,711.5	9,133.7
5 Qtr Average Capital (denominator)					6,711.0					9,560.4
ROCE as rptd (4 Qtr trail AT earnings / 5 pt avg capital)					10.0%					12.9%
ROCE ex items (4 Qtr trail AT earnings/ 5 pt avg capital)					**9.6%**					**13.0%**

Barclays 2nd Annual industrial Select Conference
Non GAAP Appendix - ROCE FY04 and FY08

AIR PRODUCTS

	Q104	Q204	Q304	Q404	Q108	Q208	Q308	Q408
Reported								
Income from Cont. Ops. Bef. Tax	169.0	187.6	221.8	217.6	364.9	352.1	400.7	361.1
Noncontrolling Interest	(1.9)	(4.1)	(3.3)	(2.5)	(6.1)	(4.5)	(7.6)	(4.8)
Income from Cont. Ops. Before Tax, after Noncontrolling Interest	167.1	183.5	218.5	215.1	358.8	347.6	393.1	356.3
Tax Expense	43.9	50.8	60.4	54.3	96.5	87.8	98.1	82.9
Tax Rate Reported	26.3%	27.7%	27.6%	25.2%	26.9%	25.3%	25.0%	23.3%
ITEMS								
Operating Income								
Proforma Option Expense	(12.0)	(12.1)	(12.7)	(12.2)				
Pension Settlement Charge						26.3		
Tax Exp								
Proforma Option Expense	(4.5)	(4.5)	(4.8)	(4.6)				
Pension Settlement Charge						9.8		
Ex Items								
Income from Cont. Ops. Before Tax	155.1	171.4	205.8	202.9	358.8	373.9	393.1	356.3
Tax Expense	39.4	46.3	55.6	49.7	96.5	97.6	98.1	82.9
Tax Rate ex Items	25.4%	27.0%	27.0%	24.5%	26.9%	26.1%	25.0%	23.3%

Barclays 2nd Annual industrial Select Conference
Non GAAP Appendix - ROCE Tax Rate FY04 and FY08

Non GAAP Appendix - First/Second Half FY09 and Q1 FY10

$ Millions Quarter Ended	Q308	Q408	Q109	Q209	Q309	Q409	Q110
Numerator							
Operating Income Reported	393.7	373.1	114.1	260.4	143.8	328.0	345.0
Equity Affiliate Income	46.5	30.8	24.5	27.0	28.5	32.2	26.9
Earnings before tax as reported	440.2	403.9	138.6	287.4	172.3	360.2	371.9
Global Cost Reduction Plan	0.0	0.0	174.2	0.0	124.0	0.0	0.0
Pension Settlement Charge	0.0	0.0	0.0	0.0	8.0	0.0	0.0
Customer Bankruptcy and Asset Actions	0.0	0.0	0.0	0.0	32.1	0.0	0.0
Earnings before tax ex items	440.2	403.9	312.8	287.4	336.4	360.2	371.9
Effective tax rate as reported	25.0%	23.3%	7.3%	26.0%	18.1%	26.0%	24.9%
Earnings after tax as reported	330.2	309.8	128.5	212.7	141.1	266.5	279.3
Effective tax rate ex items	25.0%	23.3%	24.0%	26.0%	26.1%	26.0%	24.9%
Earnings after tax ex items	330.2	309.8	237.7	212.7	248.6	266.5	279.3
4 Qtr trailing AT earnings (numerator) - as reported				981.2		748.8	899.6
4 Qtr trailing AT Earnings (numerator) - ex items				1,090.4		965.5	1,007.1
2 Qtr trailing AT earnings (numerator) - as reported				341.2		407.6	
2 Qtr trailing AT Earnings (numerator) - ex items				450.4		515.1	
Denominator							
Total Debt	4,027.3	3,966.8	4,169.2	4,102.4	4,145.2	4,501.5	4,418.7
Air Products Shareholders' Equity	5,568.7	5,030.7	4,726.1	4,638.1	4,928.3	4,791.9	5,033.9
Noncontrolling Interest	115.5	136.2	137.9	126.7	134.6	138.1	150.2
Total Capital	9,711.5	9,133.7	9,033.2	8,867.2	9,208.1	9,431.5	9,602.8
5 Qtr Average Capital (denominator)				9,354.2		9,134.7	9,228.6
3 Qtr Average Capital (denominator)				9,011.4		9,168.9	
2 Qtr Average Capital (denominator)							9,517.2

4 Quarter Trailing ROCE

	Q209	Q409	Q110
4 Quarter trailing ROCE as reported	10.5%	8.2%	9.7%
4 Quarter trailing ROCE ex items	**11.7%**	**10.6%**	**10.9%**

Half Year Instantaneous ROCE = (2 Qtr earnings AT x 2) / 3 pt avg capital

	Q209	Q409
Half Year Instantaneous ROCE as Reported	7.6%	8.9%
Half Year Instantaneous ROCE ex items	**10.0%**	**11.2%**

Q110 Instantaneous ROCE = (1 Qtr earnings AT x 4) / 2 pt avg capital

	Q110
Q110 Instantaneous ROCE as Reported	**11.7%**

Barclays 2nd Annual industrial Select Conference

Q308	Q408	Q109	Q209	Q309	Q409	Q110
Reported							
Income from Cont. Ops. Bef. Tax	400.7	361.1	102.1	257.4	144.8	332.3	340.3
Noncontrolling Interest	(7.6)	(4.8)	(5.0)	(1.6)	(4.8)	-	(5.0)
Income from Cont. Ops. Before Tax, after Noncontrolling Interest	393.1	356.3	97.1	255.8	140.0	332.3	335.3
Tax Expense	98.1	82.9	7.1	66.5	25.4	86.3	83.5
Tax Rate Reported	25.0%	23.3%	7.3%	26.0%	18.1%	26.0%	24.9%
ITEMS							
Operating Income							
Global Cost Reduction Plan			174.2		124.0		
Pension Settlement Charge					8.0		
Customer Bankruptcy and Asset Actions					32.1		
Tax Exp							
Global Cost Reduction Plan			58.1		39.8		
Pension Settlement Charge					3.0		
Customer Bankruptcy and Asset Actions					11.1		
Ex Items							
Income from Cont. Ops. Before Tax	393.1	356.3	271.3	255.8	304.1	332.3	335.3
Tax Expense	98.1	82.9	65.2	66.5	79.3	86.3	83.5
Tax Rate ex Items	25.0%	23.3%	24.0%	26.0%	26.1%	26.0%	24.9%

Barclays 2nd Annual industrial Select Conference
Non GAAP Appendix - ROCE Tax Rate FY09 and Q1 FY10

Barclays 2nd Annual industrial Select Conference
Non-GAAP Appendix:  FY10 Guidance
($ Millions, except per share data)
FY10 Guidance vs. FY09
Diluted EPS
Continuing Ops
FY09 GAAP
$3.00
FY09 Global Cost Reduction Plan
$0.94
FY09 Pension Settlement
$0.02
FY09 Customer Bankruptcy and Asset Actions
$0.10
FY09 Non GAAP
$4.06
FY10 Guidance
$4.75-$4.95
FY09 GAAP
$3.00
% Change GAAP
58%-65%
FY10 Guidance
$4.75-$4.95
FY09 Non GAAP
$4.06
% Change Non GAAP
17%-22%